SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of report:  January 30, 1997

                              USAir Group, Inc.
                       (Commission file number: 1-8444)

                                     and

                                 USAir, Inc.
                       (Commission file number: 1-8442)
           (Exact names of registrants as specified in their charters)

                  Delaware               USAir Group, Inc.   54-1194634
         (State of Incorporation         USAir, Inc.         53-0218143
           of both registrants)         (I.R.S. Employer Identification Nos.)

                              USAir Group, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 418-5306
                       (Registrant's telephone number)

                                 USAir, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 418-5306
                       (Registrant's telephone number)

          Item 5.  Other Events

               On January 28, 1997, USAir Group, Inc. ("USAir") issued a news release announcing that the following directors of USAir have resigned from the Board of Directors of USAir: Robert Ayling, Roger P. Maynard and Derek M. Stevens. A copy of the news release announcing such resignations is attached hereto as Exhibit 99.1.

          Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

             Designation                 Description

               99.1 News Release, dated January 28, 1997, of USAir Group, Inc. announcing the resignation of Robert Ayling, Roger P. Maynard and Derek M. Stevens from the Board of Directors of USAir Group, Inc.



                                  SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                            USAIR GROUP, INC.

          Date: January 30, 1997

                                    By: /s/ Lawrence M. Nagin
                                        ---------------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General Counsel

                                               USAIR, INC.

          Date: January 30, 1997   By: /s/ Lawrence M. Nagin
                                       ----------------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General Counsel




                                EXHIBIT INDEX

          Designation           Description               Page

              99.1    News Release, dated January 28,      N/A
                      1997, of USAir Group, Inc.
                      announcing the resignation of
                      Robert Ayling, Roger P. Maynard
                      and Derek M. Stevens from the
                      Board of Directors of USAir
                      Group, Inc.